Exhibit 10.1

PUBLIC SERVICE COMPANY OF NEW MEXICO

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of June 1, 2010

To

INDENTURE

Dated as of March 11, 1998

Providing for

six series of Farmington Senior Unsecured Notes

(2010 Pollution Control Series A-F Senior Unsecured Notes)

EIGHTH SUPPLEMENTAL INDENTURE, dated as of June 1, 2010, between PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation duly organized and existing under the laws of the State of New Mexico (the “Company”), having its principal office at Alvarado Square, Albuquerque, New Mexico 87158, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly The Bank of New York Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)))), a national banking association, as Trustee (the “Trustee”) under the Indenture dated as of March 11, 1998 between the Company and the Trustee (the “Indenture”).

RECITALS OF THE COMPANY

The Company has executed and delivered the Indenture to The Chase Manhattan Bank, as Trustee, to provide for the issuance from time to time of its senior notes (the “Notes”), said Notes to be issued in one or more series as in the Indenture provided.

    The Company has executed and delivered to the Trustee a First Supplemental Indenture, dated as of March 11, 1998, between the Company and the Trustee to establish the forms and terms of seven series of Notes, a Second Supplemental Indenture, dated as of March 11, 1998, between the Company and the Trustee to establish the forms and terms of three series of Notes, a Third Supplemental Indenture, dated as of October 1, 1999, between the Company and the Trustee to establish the form and terms of one series of Notes, a Fourth Supplemental Indenture, dated as of May 1, 2003, between the Company and the Trustee to establish the form and terms of one series of Notes, a Fifth Supplemental Indenture, dated as of May 1, 2003, between the Company and the Trustee to establish the form and terms of one series of Notes, a Sixth Supplemental Indenture, dated as of May 1, 2003, between the Company and the Trustee to establish the form and terms of one series of Notes, and a Seventh Supplemental Indenture, dated as of June 1, 2007, between the Company and the Trustee to establish the form and terms of one series of Notes and to amend the Indenture (the Indenture, as supplemented and amended by said First Supplemental Indenture, said Second Supplemental Indenture, said Third Supplemental Indenture, said Fourth Supplemental Indenture, said Fifth Supplemental Indenture, said Sixth Supplemental Indenture and said Seventh Supplemental Indenture, collectively, the “Indenture, as heretofore supplemented”).

    On October 1, 2006, The Bank of New York Mellon Trust Company, N.A. (under its then name, The Bank of New York Trust Company, N.A.) succeeded to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)) as Trustee.

        Pursuant to the terms of the Indenture, the Company desires to provide for the establishment of six new series of Notes to be respectively known as set forth under the column entitled “Series of Farmington Notes” in Exhibit A hereto (collectively, the “Farmington Notes”), the forms and substance of the Farmington Notes and the terms, provisions, and conditions thereof to be set forth as provided in the Indenture, as heretofore supplemented, and this Eighth Supplemental Indenture.

        The Company and the City of Farmington, in the County of San Juan, an incorporated municipality, a body politic and corporate, existing under the constitution and laws of the State of New Mexico (together with its successors and assigns, the “City”), are concurrently herewith entering into certain Amended and Restated Installment Sale Agreements, each dated as of June 1, 2010, as set forth under the column entitled “Sale Agreement” in Exhibit A hereto, relating to certain facilities located at the San Juan Generating Station, between the City, as vendor, and the Company, as vendee (the “Sale Agreements”), whereby the City has agreed to cooperate with the Company and will issue and deliver six new series of its pollution control revenue refunding bonds under the Pollution Control Revenue Bond Act, §§ 3-59-1 to 3-59-14 NMSA 1978, as amended.

    Pursuant to certain Ordinances, as respectively supplemented by certain Resolutions, as set forth under the column entitled “Ordinances” in Exhibit A hereto (as so supplemented, the “Ordinances”), the City has (1) authorized and provided for the issuance of six new series of its Pollution Control Revenue Refunding Bonds (Public Service Company of New Mexico San Juan Project), as set forth under the column entitled “Pollution Control Revenue Refunding Bonds” in Exhibit A hereto (the “Refunding Bonds”) and (2) appointed Wells Fargo Bank, National Association, as trustee under the Ordinances (together with any successor trustee under the Ordinances, the “Refunding Bond Trustee”).

    Under each of the Sale Agreements, the Company is obligated to make certain payments to the City, which the City has pledged and assigned to the Refunding Bond Trustee by the terms of the Ordinances, to provide for the payment of the principal, the purchase price due upon the mandatory tender for purchase, if any, of and premium, if any, and interest due on, each of the corresponding series of Refunding Bonds.

    The Company, by each of the six Guaranty Agreements, dated as of June 1, 2010, related respectively to each of the six series of Refunding Bonds (the “Guarantees” and individually, a “Guaranty”), by and between the Company and the related Refunding Bond Trustee, guarantees payment of the principal, the purchase price due upon the mandatory tender of the Refunding Bonds, if any, of and premium, if any, and interest on the Refunding Bonds (the “Guaranteed Amounts”) and agrees to issue its Farmington Notes, to be delivered to the related Refunding Bond Trustee, as security for the performance of the Company’s obligation under the Guarantees to pay the Guaranteed Amounts.

    Each of the six new series of the Farmington Notes will relate to one of the six series of Refunding Bonds and will be issued (x) in an aggregate principal amount equal to the aggregate principal amount of the Refunding Bonds of such series, maturing on June 1, 2040 (the stated maturity date for all six series of Refunding Bonds), (y) bearing interest (but only from the Initial Interest Accrual Date, if any, determined in accordance with Section 1.03 below) at the same interest rate from time to time borne by the Refunding Bonds of such series and (z) be subject to redemption prior to maturity at the time, in the amount, and at the same redemption premium, if any, applicable to the Refunding Bonds of such series.

    Section 9.01 of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture as in said Section 9.01 provided, and the Company desires to amend the Indenture, as heretofore supplemented, as hereinafter provided, and has requested that the Trustee join in the execution and delivery hereof.

All things necessary to make this Eighth Supplemental Indenture a valid agreement of the Company, and to make the Farmington Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done.

NOW, THEREFORE, THIS EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the acceptance of the Farmington Notes by the related Refunding Bond Trustee as collateral security for the related series of Refunding Bonds, and for the purpose of setting forth, as provided in the Indenture, the forms and substance of the Farmington Notes and the terms, provisions, and conditions thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Farmington Notes, as follows:

ARTICLE ONE

GENERAL TERMS AND CONDITIONS
OF THE FARMINGTON NOTES

SECTION 1.01.  There shall be and are hereby authorized six series of Farmington Notes designated as follows:

1.            “2010 Pollution Control Series A Senior Unsecured Notes”, limited in aggregate principal amount to $40,045,000;

2.            “2010 Pollution Control Series B Senior Unsecured Notes”, limited in aggregate principal amount to $37,000,000;

3.            “2010 Pollution Control Series C Senior Unsecured Notes”, limited in aggregate principal amount to $65,000,000;

4.            “2010 Pollution Control Series D Senior Unsecured Notes”, limited in aggregate principal amount to $130,000,000;

5.            “2010 Pollution Control Series E Senior Unsecured Notes”, limited in aggregate principal amount to $60,000,000; and

    6.            “2010 Pollution Control Series F Senior Unsecured Notes”, limited in aggregate principal amount to $11,500,000.

 The aggregate principal amount of each series of Farmington Notes to be authenticated and delivered shall be the aggregate principal amount set forth under the column entitled “Principal Amount” in Exhibit A hereto.  Subject to the provisions of Section 1.03 below, the Farmington Notes shall bear no interest until an Initial Interest Accrual Date, if any, has been determined in accordance with Section 1.03 below.  Subject to the provisions of Section 1.04 below, the Farmington Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on their respective Stated Maturities set forth under the column entitled “Due Date” in Exhibit A hereto, and shall be issued in the form of registered Notes without coupons, in denominations of $1,000 and any integral multiple thereof.  Each of the Farmington Notes shall be dated as of the date of its authentication.

    SECTION 1.02.  The Farmington Notes shall be issued to and registered in the name of the Refunding Bond Trustee under the applicable Ordinance and shall be non-transferable, except as may be required to effect transfer to any successor trustee to the Refunding Bond Trustee under such Ordinance.  Principal of, and premium, if any, and interest on the Farmington Notes will be payable, and registration of transfer and exchanges of the Farmington Notes may be effected, and notices and demands to or upon the Company in respect of the Farmington Notes and the Indenture, as heretofore supplemented, and as may hereafter be supplemented from time to time, may be served at the office or agency of the Company maintained for that purpose which shall be the Corporate Trust Office of the Trustee.  The Farmington Notes shall be deemed fully paid, and the obligation of the Company thereunder shall be terminated, to the extent and in the manner provided in Section 1.05 hereof.

    SECTION 1.03.  Each of the six series of Farmington Notes shall be issued to the related Refunding Bond Trustee to secure the obligations of the Company under the related Guaranty to pay the respective Guaranteed Amounts.  In the event of failure by the Company to make any payment of any Guaranteed Amounts when and as required to be made by the Company under any of the Guarantees, the related series of Farmington Notes shall bear interest at the rate or rates of interest from time to time borne by the corresponding series of Refunding Bonds for the corresponding Rate Period (as defined in the applicable Ordinance for such series of Refunding Bonds) from the last day to which interest on the applicable series of Refunding Bonds has been paid in full prior to the failure of the Company to pay such Guaranteed Amounts or, if interest on the Refunding Bonds has never been paid in full, from the date of the original issuance of the Refunding Bonds (such date being herein defined as the “Initial Interest Accrual Date”), and interest at such rate or rates shall be payable on each date on which such interest on the applicable series of Refunding Bonds shall from time to time be due and payable (each an “Interest Payment Date”), commencing on the first Interest Payment Date applicable to such series following the Initial Interest Accrual Date, until the principal of the Farmington Notes shall be paid or made available for payment.

    The Trustee may conclusively presume that no payments with respect to interest on the Farmington Notes are due unless and until the Trustee shall have received a written certificate from the Refunding Bond Trustee, signed by an authorized officer of the Refunding Bond Trustee, certifying that the Company has failed to make a payment of any Guaranteed Amount when and as required to be made by it under the Guaranty and specifying such Guaranteed Amount, the Initial Interest Accrual Date, the Interest Payment Date(s) and such other terms as shall be applicable to the payment of interest on the Farmington Notes.  The Trustee may conclusively rely and shall be fully protected in acting upon any such certificate and shall have no duty with respect to the terms specified in any such certificate other than to make them available for inspection by the Company.

    SECTION 1.04.  The Farmington Notes shall be redeemed, in whole or in part, at the principal amount thereof plus any premium, as hereinafter provided, and any accrued and unpaid interest from the Initial Interest Accrual Date to their redemption date, if the Refunding Bond Trustee notifies the Trustee in writing that Refunding Bonds are subject to redemption as provided in Section 3.02 of the applicable Ordinance.  Any such notice must be received by the Trustee no later than five days (unless a shorter period of time is acceptable to the Trustee) prior to any redemption date fixed for the Refunding Bonds to be redeemed and shall specify the principal amount of such Refunding Bonds anticipated as of the date of such notice to be redeemed, the date fixed for their redemption, the redemption premium, if any, and the amount of accrued and unpaid interest anticipated to be paid thereon.  In the event such notice is given to the Trustee as provided above, the redemption date of the Farmington Notes shall be the date on which the Refunding Bonds are fixed for redemption, and on such date the said Farmington Notes shall become due and payable in the same principal amount as the Refunding Bonds in fact redeemed pursuant to Section 3.01 of the Ordinances.  The redemption price payable in respect of the Farmington Notes shall include a premium in the event (and only in the event) that any redemption premium is payable in respect of the corresponding series of Refunding Bonds in fact redeemed pursuant to Section 3.01 of the applicable Ordinance, and, in such event, the amount of such premium in respect of the redemption price of the Farmington Notes shall be an amount equal to the redemption premium so payable in respect of such Refunding Bonds.  The Company shall deposit in trust with the Trustee on the redemption date an amount of money sufficient to pay the principal amount, plus any premium and accrued and unpaid interest, if any, to the date fixed for redemption on the Farmington Notes to be redeemed (the “Redemption Price”).  Upon presentation to the Trustee of any of the Farmington Notes by the Refunding Bond Trustee for payment of the Redemption Price, such Farmington Notes so presented shall be redeemed and paid in full.  However, if, in lieu of presenting the Farmington Notes due for redemption, the Refunding Bond Trustee shall deliver such Farmington Notes to the Trustee for cancellation, then, and in that event, subject to Section 1.05 hereof, such of the Farmington Notes so presented for cancellation shall be deemed fully paid, and if any monies shall have been deposited with the Trustee for such redemption, then such moneys shall be paid over to the Company, and the Farmington Notes so presented for cancellation shall be canceled in accordance with Section 1.05 hereof.

    SECTION 1.05. Upon surrender by the Refunding Bond Trustee or the Company to the Trustee hereunder of any of the Farmington Notes for cancellation, such Notes shall be canceled by the Trustee and delivered to the Company and shall be deemed fully paid and the obligations of the Company thereunder terminated.

    SECTION 1.06.  The Farmington Notes shall be defeasible pursuant to Section 13.02 and Section 13.03 of the Indenture.

    SECTION 1.07.  Regulatory Statement.  Pursuant to the terms of an order issued by the New Mexico Public Regulation Commission after the execution and delivery of the Indenture, the Company is required to include the following covenants in any debt instrument:

    The Company and its corporate parent, PNM Resources, Inc. ("Parent"), are being operated as separate corporate and legal entities.  In agreeing to make loans to Parent, Parent's lenders are relying solely on the creditworthiness of Parent based on the assets owned by Parent, and the repayment of the loan will be made solely from the assets of Parent and not from any assets of the Company; and the Parent's lenders will not take any steps for the purpose of procuring the appointment of an administrative receiver or the making of an administrative order for instituting any bankruptcy, reorganization, insolvency, wind up or liquidation or any like proceeding under applicable law in respect of the Company.

ARTICLE TWO

FORM OF THE FARMINGTON NOTES

    SECTION 2.01.  The Farmington Notes and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the following form:

Pursuant to Section 1.02 of the Eighth Supplemental Indenture, dated as of June 1, 2010, supplemental to the Indenture, dated as of March 11, 1998, between Public Service Company of New Mexico and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)))), as Trustee, as supplemented, this Note is nontransferable, except as may be required to effect transfer to any successor trustee to the Refunding Bond Trustee (as defined herein).

PUBLIC SERVICE COMPANY OF NEW MEXICO

2010 Pollution Control Series * Senior Unsecured Note

No.                                                                   $____________

Due: _____*_____

PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under the laws of the State of New Mexico (herein called the “Company” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Ordinance (defined below), on       *            (unless this Note shall have been called for previous redemption and provision made for the payment of the redemption price thereof), the principal sum of         *         Dollars ($__________) and to pay interest thereon from the Initial Interest Accrual Date (defined below) until the principal hereof is paid or made available for payment, [at the rate of   *   % per annum][at the rate or rates of interest from time to time borne by the Refunding Bonds (defined below) for the corresponding Rate Period (as defined in the Ordinance defined below payable on each date on which such interest on the Refunding Bonds (defined below) shall from time to time be due and payable (each such date being herein called an “Interest Payment Date”), commencing on the first Interest Payment Date following the Initial Interest Accrual Date.

Payment of the principal of, and premium, if any, and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

*Insert as appropriate for each series of Farmington Notes, the designation, principal amount, Interest Rate, Stated Maturities of Principal, and other particulars specified in Exhibit A hereto with respect to such series.

This Note is one of a duly authorized issue of senior notes of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1998 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)))), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered, to all of which the Holder, by accepting this Note, assents.  This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $      *          .

The Indenture permits, with certain exceptions as therein provided, the Company  and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of all series then Outstanding under the Indenture, considered as one class; provided,  however, that if there shall be Notes of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Notes of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series so directly affected, considered as one class, shall be required.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each, or all series, as the case may be, then Outstanding under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and permitting the Holders of specified percentages in principal amount of the Notes of each series Outstanding under the Indenture, on behalf of the Holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences, provided, however, that if any such past default affects more than one series of Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of all such series, considered as one class, shall have the right to waive such past default, and not the Holders of the Notes of any one such series.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than a majority in aggregate principal amount of the Notes of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of all series at the time Outstanding in respect of which an

Event of Default shall have occurred and be continuing, considered as one class, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

    The Notes of this series have been issued to Wells Fargo Bank, National Association, as trustee (herein called the “Refunding Bond Trustee”), under [Ordinance No. 2007-1194*, adopted by the City of Farmington, New Mexico (herein called the “City”) on December 11, 2007, as supplemented and amended by Ordinance No. 2010-1227, adopted by the City on April 13, 2010,] [Ordinance No, 2010-1227*, adopted by the City of Farmington, New Mexico (herein called the “City”) on April 13, 2010,] as supplemented by Resolution No. 2010-1355, adopted by the City on May 25, 2010 (as so [supplemented and amended] [supplemented], the “Ordinance”), to secure the guarantee by the Company under a Guaranty Agreement dated as of June 1, 2010 between the Company and the Refunding Bond Trustee (herein called the “Guaranty”), of payment of the principal, the purchase price due upon the mandatory tender for purchase, if any, of and premium, if any, and interest due (herein called the “Guaranteed Amounts”) on the Pollution Control Revenue Refunding Bonds, 2010 Series   *   (Public Service Company of New Mexico San Juan Project), issued by the City under the Ordinance (herein called the “Refunding Bonds”).

    In the event of failure by the Company to make any payment of any Guaranteed Amount when and as required to be made by it under the Guaranty, this Note shall bear interest from the last date to which interest on such Refunding Bonds has been paid in full prior to the failure of the Company to pay such Guaranteed Amount or, if such interest on the Refunding Bonds has never been paid in full, from the date of the original issuance of the Refunding Bonds (such date being herein called the “Initial Interest Accrual Date”), [at the rate of   *  % per annum][at the rate or rates from time to time borne by the Refunding Bonds], payable on the Interest Payment Dates in each year, commencing on the first Interest Payment Date following the Initial Interest Accrual Date.

    The Trustee may conclusively presume that no payments with respect to interest on the Notes of this series are due unless and until the Trustee shall have received a written certificate from the Refunding Bond Trustee or successor trustee under the Ordinance, signed by an authorized officer of the Refunding Bond Trustee or such successor trustee, certifying that the Company has failed to make a payment of any Guaranteed Amount when and as required to be made by it under the Guaranty and specifying such Guaranteed Amount, the Initial Interest Accrual Date, the Interest Payment Date(s) and such other matters, if any, as shall be pertinent to the payment of interest on the Notes of this series.  The Trustee may conclusively rely and shall be fully protected in acting upon any such certificate and shall have no duty with respect to the matters specified in any such certificate other than to make it available for inspection by the Company.

    Upon the surrender for cancellation, at any time or from time to time, of Notes of this series by the Refunding Bond Trustee or any successor trustee under the Ordinance, or by the Company to the Trustee, the Notes so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Notes shall be canceled by the Trustee and delivered to the Company.

    This Note is nontransferable except to effect transfer to any successor trustee to the Refunding Bond Trustee, any such transfer to be made as provided in the Indenture and subject to certain limitations therein set forth, by the registration of transfer of this Note in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the successor Refunding Bond Trustee.

    If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

    No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Notes, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, employee, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all Notes are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, employee, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any of the Notes or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Notes.

    The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

    The Notes of this series shall be redeemable as provided in the Eighth Supplemental Indenture, dated as of June 1, 2010, supplemental to the Indenture.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ____________________________________
[Title]

Attest:

_______________________
[Assistant] Secretary

CERTIFICATION OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:
THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., as Trustee

By:    _________________________________
Authorized Signatory

ARTICLE THREE

ORIGINAL ISSUE OF FARMINGTON NOTES

    SECTION 3.01.  Farmington Notes of the six series set forth in the column titled “Series of Farmington Notes” in the respective aggregate principal amounts thereof set forth under the column entitled “Principal Amount” in Exhibit A hereto may, upon execution of this Eighth Supplemental Indenture, or from time to time thereafter, be executed on behalf of the Company by any officer or employee authorized to do so by a Board Resolution under its corporate seal affixed thereto or reproduced thereon attested by its Secretary or by one of its Assistant Secretaries and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Farmington Notes in accordance with a Company Order delivered to the Trustee by the Company, all pursuant to and in accordance with Section 3.03 of the Indenture, as heretofore amended.

ARTICLE FOUR

PAYING AGENT AND REGISTRAR

    SECTION 4.01.  The Bank of New York Mellon Trust Company, N.A. will be the Paying Agent and Note Registrar for the Farmington Notes.

ARTICLE FIVE

SUNDRY PROVISIONS

    SECTION 5.01.  The Company hereby covenants that so long as any of the Farmington Notes shall remain outstanding, the Company shall deliver to the Trustee as soon as available copies (certified by an officer or employee of the Company to be true) of the Ordinances, the Sale Agreements, the Guarantees and copies of any supplements, amendments or replacements thereto, together with such other documents and instruments as the Trustee may reasonably request from time to time in connection with the transactions contemplated hereby.  The Trustee shall have no duty to examine or take any other action with respect to any such documents or instruments so received by it other than to retain in its files any of same which it so receives and to make same available for inspection during normal business hours by any owner of the Farmington Notes.

    SECTION 5.02.  Except as otherwise expressly provided in this Eighth Supplemental Indenture or in the form of the Farmington Notes or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of the Farmington Notes that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

    SECTION 5.03.  The Indenture, as heretofore supplemented and as supplemented by this Eighth Supplemental Indenture, is in all respects ratified and confirmed, and this Eighth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 5.04.  The Trustee hereby accepts the trusts herein declared, provided, created, supplemented, or amended and agrees to perform the same upon the terms and conditions herein and in the Indenture set forth and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article VI of the Indenture shall apply to and form part of this Eighth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations, and insertions, if any, as may be appropriate to make the same conform to the provisions of this Eighth Supplemental Indenture.

To the extent permitted by Section 6.01 of the Indenture, and without limitation of Section 6.03 of the Indenture, the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document (including, without limitation, the Ordinances, the Sale Agreements, the Guarantees, and any notice, certificate, or other document provided for in the Ordinances, the Sale Agreements or the Guarantees) believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

SECTION 5.05.  This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF NEW MEXICO

By:          /s/ Terry R. Horn
Terry R. Horn
 Vice President and Treasurer

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:          /s/ Raymond Torres
Raymond Torres
Senior Associate

EXHIBIT A - DESCRIPTION OF SIX NEW SERIES OF FARMINGTON NOTES
SAN JUAN PROJECT

Capitalized terms used and not otherwise defined in this Exhibit A shall have the meaning given them in the Eighth Supplemental Indenture, of which this Exhibit A forms a part.

	Pollution Control Revenue Refunding Bonds	Series of Farmington Notes	Principal Amount	Due Date (Stated Maturity of Principal)	Mandatory Tender Date	Ordinances (adopted by the City)	Sale Agreement (each dated as of June 1, 2010 between the City, as vendor, and the Company, as vendee)
1.	$40,045,000 City of Farmington, New Mexico, 5.20% Pollution Control Revenue Refunding Bonds, 2010 Series A (Public Service Company of New Mexico San Juan Project). (Non-AMT) Term Rate: 5.20%	2010 Pollution Control Series A Senior Unsecured Notes	$40,035,000	June 1, 2040	June 1, 2020	Ordinance No. 2007-1194, adopted on December 11, 2007, as supplemented and amended by Ordinance No. 2010-1227, adopted on April 13, 2010, and Resolution No. 2010-1355, adopted on May 25, 2010
1996 Amended and Restated
Installment Sale Agreement
(amending and restating the Installment Sale Agreement
dated as of December 1, 1996 and
the 1996 First Amendatory
Installment Sale Agreement
executed and effective as of
March 11, 1998)

2.	$37,000,000 City of Farmington, New Mexico,4.75 % Pollution Control Revenue Refunding Bonds, 2010 Series B (Public Service Company of New Mexico San Juan Project). (Non-AMT) Term Rate: 4.75%	2010 Pollution Control Series B Senior Unsecured Notes	$37,000,000	June 1, 2040	June 1, 2017	Ordinance No. 2007-1194, adopted on December 11, 2007, as supplemented and amended by Ordinance No. 2010-1227, adopted on April 13, 2010, and Resolution No. 2010- 1355, adopted on May 25, 2010
1996 Amended and Restated
Installment Sale Agreement
(amending and restating the Installment Sale Agreement
dated as of December 1, 1996 and
the 1996 First Amendatory
Installment Sale Agreement
executed and effective as of
March 11, 1998)

3.	$65,000,000 City of Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, 2010 Series C (Public Service Company of New Mexico San Juan Project). (Non-AMT) Term Rate: 5.90%	2010 Pollution Control Series C Senior Unsecured Notes	$65,000,000	June 1, 2040	--	Ordinance No. 2007-1194, adopted on December 11, 2007, as supplemented and amended by Ordinance No. 2010-1227, adopted on April 13, 2010, and Resolution No. 2010-1355, adopted on May 25, 2010
1996 Amended and Restated
Installment Sale Agreement
(amending and restating the Installment Sale Agreement
dated as of December 1, 1996 and
the 1996 First Amendatory
Installment Sale Agreement
executed and effective as of
March 11, 1998)

A-4

	Pollution Control Revenue Refunding Bonds	Series of Farmington Notes	Principal Amount	Due Date (Stated Maturity of Principal)	Mandatory Tender Date	Ordinances (adopted by the City)	Sale Agreement (each dated as of June 1, 2010 between the City, as vendor, and the Company, as vendee)
4.	$130,000,000 City of Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, 2010 Series D (Public Service Company of New Mexico San Juan Project). (Non-AMT) Term Rate: 5.90%	2010 Pollution Control Series D Senior Unsecured Notes	$130,000,000	June 1, 2040	--	Ordinance No. 2007-1194, adopted on December 11, 2007, as supplemented and amended by Ordinance No. 2010-1227, adopted on April 13, 2010, and Resolution No. 2010-1355, adopted on May 25, 2010
Further Amended and Restated 1979 Installment Sale Agreement
(amending and restating the Amended and Restated Installment Sale Agreement dated as of February 1,
1997 and the1979 First Amendatory Installment Sale Agreement executed and effective as of March 11, 1998 amending the original Installment
Sale Agreement dated September 1, 1979)

5.	$60,000,000 City of Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, 2010 Series E (Public Service Company of New Mexico San Juan Project). (Non-AMT) Term Rate: 5.90%	2010 Pollution Control Series E Senior Unsecured Notes	$60,000,000	June 1, 2040	--	Ordinance No. 2007-1194, adopted on December 11, 2007, as supplemented and amended by Ordinance No. 2010-1227, adopted on April 13, 2010, and Resolution No. 2010-1355, adopted on May 25, 2010
Further Amended and Restated 1978 Installment Sale Agreement
(amending and restating the Amended and Restated Installment Sale Agreement dated as of February 1,
1997 and the 1978 First Amendatory Installment Sale Agreement executed and effective as of March 11, 1998 which amended and restated the Installment Sale Agreement dated March 1, 1978)

6.	$11,500,000 City of Farmington, New Mexico, 6.25% Pollution Control Revenue Refunding Bonds, 2010 Series F (Public Service Company of New Mexico San Juan Project). (AMT) Term Rate: 6.25%	2010 Pollution Control Series F Senior Unsecured Notes	$11,500,000	June 1, 2040	--	Ordinance No. 2010-1228, adopted on April 13, 2010, as supplemented by Resolution No. 2010-1355, adopted on May 25, 2010	Amended And Restated 1999 Installment Sale Agreement (amending and restating the Installment Sale Agreement dated as of October 1, 1999)

A-2